Exhibit 99.2 Financial Supplement Q3 2020 October 29, 2020 © 2020 Fannie Mae

DRAFT ▪ Some of the terms and other information in this presentation are defined and discussed more fully in our Form 10-Q for the quarter ended September 30, 2020 (“Q3 2020 Form 10-Q”) and Form 10-K for year ended December 31, 2019 ("2019 Form 10-K"). This presentation should be reviewed together with the Q3 2020 Form 10-Q, and the 2019 Form 10-K, which are available at www.fanniemae.com in the “About Us—Investor Relations—SEC Filings” section. Information on or available through our website is not part of this supplement. ▪ Some of the information in this presentation is based upon information from third-party sources such as sellers and servicers of mortgage loans. Although we generally consider this information reliable, we do not independently verify all reported information. ▪ Due to rounding, amounts reported in this presentation may not sum to totals indicated (i.e. 100%), or amounts shown as 100% may not reflect the entire population. ▪ Unless otherwise indicated "Q3 YTD 2020" data is as of September 30, 2020 or for the first nine months of 2020. Data for prior years is as of December 31 or for the full year indicated. ▪ Note references are to endnotes, appearing on pages 28 to 31. ▪ Terms used in presentation CAS: Connecticut Avenue Securities® CIRT™: Credit Insurance Risk Transfer™ CRT: credit risk transfer DSCR: weighted average debt service coverage ratio DTI ratio: Debt-to-income ("DTI") ratio refers to the ratio of a borrower’s outstanding debt obligations (including both mortgage debt and certain other long- term and significant short-term debts) to that borrower’s reported or calculated monthly income, to the extent the income is used to qualify for the mortgage DUS®: Fannie Mae’s Delegated Underwriting and Servicing program HARP®: Home Affordable Refinance Program®, registered trademarks of the Federal Housing Finance Agency, which allowed eligible Fannie Mae borrowers with high LTV ratio loans to refinance into more sustainable loans LTV ratio: loan-to-value ratio MSA: metropolitan statistical area MTMLTV ratio: mark-to-market loan-to-value ratio, which refers to the current unpaid principal balance of a loan at period end, divided by the estimated current home price at period end OLTV ratio: origination loan-to-value ratio, which refers to the unpaid principal balance of a loan at the time of origination of the loan, divided by the home price at origination of the loan Refi Plus™: our Refi Plus initiative, which offered refinancing flexibility to eligible Fannie Mae borrowers REO: real estate owned TCCA: Temporary Payroll Tax Cut Continuation Act of 2011 UPB: unpaid principal balance © 2020 Fannie Mae Q3 2020 Financial Supplement 2

Table of Contents DRAFT Overview Corporate Financial Highlights 5 Guaranty Book of Business Highlights 6 Single-Family Credit Characteristics 7 Multifamily Credit Characteristics 8 Single-Family and Multifamily Conventional Guaranty Books of Business in Forbearance 9 Portfolio and Liquidity Management 10 Key Market Economic Indicators 11 Net Worth, Treasury Funding and Senior Preferred Stock Dividends 12 Single-Family Business Single-Family Highlights 14 Credit Characteristics of Single-Family Conventional Loan Acquisitions 15 Credit Characteristics of Single-Family Conventional Guaranty Book of Business 16 Single-Family Credit Risk Transfer 17 Single-Family Conventional Guaranty Book of Business in Forbearance 18 Single-Family Problem Loan Statistics 19 Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business 20 Single-Family Cumulative Default Rates 21 Multifamily Business Multifamily Highlights 23 Credit Characteristics of Multifamily Loan Acquisitions 24 Credit Characteristics of Multifamily Guaranty Book of Business 25 Multifamily Serious Delinquency Rates and Credit Losses 26 Endnotes Endnotes 28 © 2020 Fannie Mae Q3 2020 Financial Supplement 3

DRAFT Overview © 2020 Fannie Mae

Corporate Financial Highlights

Summary of Q3 2020 Financial Results

(Dollars in millions)	Q3 2020	Q2 2020	Variance	Q3 YTD 2020	Q3 YTD 2019	Variance
Net interest income[(1)]	**$6,656**	$5,777	$879	**$17,780**	$15,371	$2,409
Fee and other income	**93**	90	3	**303**	435	(132)
Net revenues	**6,749**	5,867	882	**18,083**	15,806	2,277
Investment gains, net	**653**	149	504	**644**	847	(203)
Fair value losses, net	**(327)**	(1,018)	691	**(1,621)**	(2,298)	677
Administrative expenses	**(762)**	(754)	(8)	**(2,265)**	(2,237)	(28)
Total credit-related income (expense)	**430**	(22)	452	**(2,255)**	3,368	(5,623)
TCCA fees	**(679)**	(660)	(19)	**(1,976)**	(1,806)	(170)
Other expenses, net	**(686)**	(348)	(338)	**(1,440)**	(1,333)	(107)
Income before federal income taxes	**5,378**	3,214	2,164	**9,170**	12,347	(3,177)
Provision for federal income taxes	**(1,149)**	(669)	(480)	**(1,935)**	(2,552)	617
Net income	**$4,229**	$2,545	$1,684	**$7,235**	$9,795	$(2,560)
Total comprehensive income	**$4,216**	$2,532	$1,684	**$7,224**	$9,703	$(2,479)
Net worth	**$20,693**	$16,477		**$20,693**	$10,342	

Q3 Key Financial Highlights

Comprehensive income increased $1.7 billion from Q2 2020 to $4.2 billion for Q3 2020

- Prepayment volumes are at record highs due to the historically low interest rate environment, driving an increase from Q2 2020 in net interest income.
- Net fair value losses decreased in Q3 2020 compared with the Q2 2020 primarily due to (1) a decrease in losses on debt reported at fair value due to yields remaining mostly flat during Q3 2020 compared to declines in Q2 2020 and (2) gains on credit enhancement derivatives as higher loan default expectations led to an increase in the fair value of risk-sharing securities covering those loans.
- The company sold $4.0 billion UPB of single-family reperforming loans in Q3 2020 resulting in $0.4 billion of investment gains.
- The company redesignated $5.7 billion UPB of single-family reperforming loans in Q3 2020 from held for investment ("HFI") to held for sale ("HFS"), resulting in $0.5 billion of credit-related income; credit-related income also benefited from improved actual and forecasted home prices, partially offset by higher expense for losses the company expects as a result of COVID-19.

© 2020 Fannie Mae

Q3 2020 Financial Supplement 5

Guaranty Book of Business Highlights

Market Liquidity Provided

Q3 2020 Unpaid Principal Balance	Q3 2020 Units
$125B	446K Single-Family Home Purchases
$266B	946K Single-Family Refinancings
$15B	170K Multifamily Rental Units



UPB (dollars in billions)
$1,000
$500
$0
$637
$257
$325
$55
2016
$570
$281
$223
$66
2017
$512
$291
$156
$65
2018
$666
$313
$283
$70
2019
$982
$286
$647
$49
Q3 YTD 2020
Single-Family Home Purchases
Multifamily Rental Units
Single-Family Refinancings

Outstanding Conventional Guaranty Book of Business at Period End



UPB (Dollars in trillions)
$4.0
$3.0
$2.0
$1.0
$0.0
Average Gfee (in bps)
75
50
25
0
71.9
71.8
71.9
72.3
73.3
$3.2
$0.3
$2.9
43.5
Q3 2019
$3.3
$0.3
$3.0
43.6
Q4 2019
$3.3
$0.3
$3.0
43.8
Q1 2020
$3.5
$0.4
$3.1
44.2
Q2 2020
$3.5
$0.4
$3.1
44.4
Q3 2020
UPB outstanding of single-family conventional guaranty book(2)
Average charged guaranty fee on single-family conventional guaranty book, net of TCCA (bps)(4)
UPB outstanding of multifamily guaranty book of business(3)
Average charged guaranty fee on multifamily guaranty book of business (bps)

Highlights

- Fannie Mae provided $982B of liquidity in the first nine months of 2020, which represents the company's highest acquisition volume since the same period in 2003.
- The company's whole loan conduit continues to provide lender liquidity to primarily support small- to medium-sized lenders. 54% of year-to-date acquisitions, or $506B, have gone through the company's whole loan conduit; this volume is almost double the amount that went through the conduit in 2019.
- Average charged guaranty fees increased for both single-family and multifamily over the year.

© 2020 Fannie Mae

Q3 2020 Financial Supplement 6

Single-Family Credit Characteristics

Credit Characteristics of Guaranty Book



Weighted Average FICO Credit Score
850
680
510
340
170
0
Weighted Average MTMLTV
60
50
40
30
20
10
0
60%
58%
57%
57%
57%
745
745
746
746
749
2016
2017
2018
2019
Q3 YTD 2020
Weighted-Average MTMLTV Ratio(5)
Weighted-Average FICO Credit Score(6)

Guaranty Book in a CRT



UPB (Dollars in billions)
$1,500
$1,000
$500
$0
40%
20%
0%
22%
32%
39%
46%
35%
$628
$927
$1,143
$1,341
$1,067
2016
2017
2018
2019
Q3 YTD 2020
% Single-family conventional guaranty book in a CRT transaction
Outstanding UPB of single-family loans in a CRT transaction(7)

Credit Ratios



Serious Delinquency Rate
4%
3%
2%
1%
0%
Credit Loss Ratio (in bps)
4bps
3bps
2bps
1bps
0bps
1.7bps
2.6bps
1.7bps
0.6bps
1.2bps
0.68%
0.66%
0.66%
2.65%
3.20%
0.59%
0.65%
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Serious Delinquency ("SDQ")(8) Rate
SDQ Rate without Forbearances
Credit Loss Ratio(9)

Highlights

- The credit characteristics of the single-family conventional guaranty book of business did not change materially in Q3 2020 and remained strong, with a weighted-average MTMLTV ratio of 57% and weighted-average FICO credit score of 749.
- The company has not entered into a new CRT transaction since Q1 2020.
- Total SDQ rate has increased throughout 2020 as a result of the large number of loans in COVID-19-related forbearances becoming seriously delinquent. Excluding loans in forbearance, the SDQ rate has remained relatively flat.

© 2020 Fannie Mae

Q3 2020 Financial Supplement 7

DRAFT Multifamily Credit Characteristics Credit Characteristics of Guaranty Book Guaranty Book in a CRT 28% 30% 67% 67% 66% 66% 66% We ighted Average OLTV Ratio 70 25% $100 $102 60 2.0 2.2 2.1 2.0 1.9 2.0 50 $84 20% 40 12% UP B $50 30 1.0 10% (D ollars in billions) 6% 20 $37 We ighted Average DSCR 4% 10 $17 $9 0.0 0 $0 0% 2016 2017 2018 2019 Q3 YTD 2016 2017 2018 2019 Q3 YTD 2020 2020 Weighted Average DSCR(10) Weighted Average OLTV Ratio % Multifamily conventional guaranty book in a CRT transaction Outstanding UPB of Mulitfamily loans in a CRT transaction Credit Ratios Highlights 1.5% • The credit characteristics of the multifamily conventional Cr edit Loss (Benefit) Ratio, Net (in bps) 14bps guaranty book of business did not change materially in Q3 1.3% 1.1% 12bps 2020 and remained strong, with a weighted-average original LTV of 66% and weighted average DSCR of 2.0. 1.0% 1.0% 10bps 7.4bps 8bps • As of September 30, 2020, 99% of loans, based on UPB, 0.8% are covered by DUS loss-sharing. Additionally, 28% have 6bps back-end coverage through CRT programs. 0.5% 4bps 2.1bps • Total SDQ rate has increased throughout 2020 as a result Se rious Delinquent Rate 0.3% 0.3bps 0.6bps 2bps of the large number of loans in COVID-19-related (0.1)bps 0.05% 0.04% forbearances becoming seriously delinquent. The SDQ rate 0.06% 0bps 0.0% without forbearances has remained very low. 0.06% 0.09% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 SDQ Rate(11) SDQ Rate without Forbearance Credit Loss(Benefit) Ratio, Net(12) © 2020 Fannie Mae Q3 2020 Financial Supplement 8

DRAFT Single-Family and Multifamily Conventional Guaranty Books of Business in Forbearance Delinquency Status of Loans in Forbearance as of September 30, 2020(13) Key Highlights $100 • Since the onset of the COVID-19 pandemic, Fannie Mae has provided economic relief to its single-family and multifamily $75 borrowers by offering payment forbearance. • Once the forbearance period ends, loss mitigation options, $50 $95.0 which include repayment plans, payment deferrals, and loan UP B modifications, are offered to borrowers in order to help bring $25 the loan current. (D ollars in billions) $27.5 $3.5 $0.5 $0.6 $11.6 $0.5 $11.2 • During the third quarter, many loans began to successfully $0 exit forbearance. Current 30 to 59 days 60 to 89 days 90+ days delinquent delinquent delinquent Single-family UPB Multifamily UPB Single-Family Loan Forbearance Status(14) Multifamily Loan Forbearance Status(16) 2.8% 1.7% 5.5% 7.3% 9.6% 34.3% 1,241,278 22.2% $5.0B UPB Total Loans in Forbearance in Forbearance in 2020 in 2020 56.4% 0.6% 10.2% 0.5% 48.9% Active Forbearance Other(55) Liquidations Payment Deferral Active Forbearance(17) Defaulted(18) Liquidations (19) Reinstated Repayment Plan Modification(15) Reinstated Repayment Plan © 2020 Fannie Mae Q3 2020 Financial Supplement 9

Portfolio and Liquidity Management

Sources of Net Interest Income and Retained Mortgage Portfolio Balance



% Net Interest Income
100%
75%
50%
25%
0%
26%
74%
$272.4
21%
79%
$230.8
21%
79%
$179.2
15%
85%
$153.6
8%
92%
$172.1
2016
2017
2018
2019
Q3 YTD 2020
$600
$400
$200
$0
Retained Mortgage Portfolio (Dollars in billions)
% Net interest income from guaranty book of business[20]
% Net interest income from portfolios[21]
Retained mortgage portfolio, at end of period

Key Highlights

- The COVID-19 pandemic and the relief the company is offering impacted borrowers has increased its debt funding needs and activity. The company increased long-term debt issuances significantly in 2020 due to increased whole loan conduit acquisitions, to pay off callable debt, in preparation for new FHFA liquidity risk management requirements and in anticipation of potential future liquidity needs, including loss mitigation activities and loan buyouts from trust.
- Total outstanding debt UPB increased by 59% from December 31, 2019 to reach $290B at September 30, 2020.
- OIP balance has also increased significantly during 2020 driven by proceeds from debt issuances and high levels of loan refinance activity.

Debt of Fannie Mae[22]



Treasury Debt Limit
$300.0
(Dollars in billions)
$300
$250
$200
$150
$100
$50
$0
$213.6
$177.7
$35.9
$182.3
$155.6
$26.7
$229.1
$170.7
$58.4
$276.2
$233.9
$42.3
$289.9
$266.4
$23.5
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Short-term debt
Long-term debt

Other Investments Portfolio ("OIP")



(Dollars in billions)
$200
$150
$100
$50
$0
$81.8
$36.0
$23.2
$22.6
$74.3
$39.5
$13.6
$21.2
$133.0
$44.7
$80.5
$176.0
$96.0
$25.5
$54.5
$186.2
$136.0
$12.7
$37.5
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Cash and cash equivalents[23]
Federal funds sold and securities purchased under agreements to resell or similar arrangements
U.S. Treasury securities

© 2020 Fannie Mae

Q3 2020 Financial Supplement 10

DRAFT Key Market Economic Indicators U.S. GDP Growth (Decline) Rate and Benchmark Interest Rates Unemployment Rate(25) 4.72% 7.9% 3.83% 10% 3.64% 4.7% 4.1% 3.9% 3.81% 3.5% 2.90% 5% 2.97% 2.61% 0% 3.06% 1.6% 2.4% 1.3% 2.4% 2.33% -5% (2.6)% 1.40% Ra te (as of period end) 1.66% -10% 0.68% 2016 2017 2018 2019 Q3 YTD 9/30/2017 9/30/2018 9/30/2019 9/30/2020 2020 (24) 30-year FRM rate 10-year Treasury rate 30-year Fannie Mae MBS par coupon rate Growth (decline) in GDP, annualized change U.S. unemployment rate (26) One Year Home Price Growth Rate Q3 2020 (26) United States 7.3% Single-Family Home Price Growth Rate 8% 7.0% 5.8% 6% 5.3% 5.2% 4.5% 4% 2% Ho me Price Growth 0% 2016 2017 2018 2019 Q3 YTD 2020 Top 10 States by UPB(26) Share of Single- One Year Home Price Family Conventional State Growth Rate Q3 2020 Guaranty Book CA 6.94% 19.0% TX 5.23% 6.6% FL 6.74% 5.9% NY 6.40% 4.7% WA 10.49% 3.9% IL 4.88% 3.4% NJ 6.56% 3.4% CO 7.24% 3.3% State Growth Rate: 0.0 to 4.9% 5.0 to 9.9% 10% and above VA 7.40% 3.3% PA 6.67% 2.8% © 2020 Fannie Mae Q3 2020 Financial Supplement 11

DRAFT Net Worth, Treasury Funding and Senior Preferred Stock Dividends Net Worth and Treasury Funding Commitment Dividend Payments and Draws (Dollars in billions) (Dollars in billions) $181.4 $119.8 $113.9 $20.7 As of September 30, 2020 As of September 30, 2020 Net worth Cumulative dividend payments to Treasury(27) Remaining Treasury funding commitment Cumulative draws from Treasury(28) © 2020 Fannie Mae Q3 2020 Financial Supplement 12

DRAFT Single-Family Business © 2020 Fannie Mae

Single-Family Highlights

Q3 2020

$5,870M
Net interest income

$583M
Investment gains, net

$(244)M
Fair value losses, net

$478M
Credit-related income

$3,769M
Net income

Single-Family Conventional Loan Acquisitions[2]



UPB
(Dollars in billions)
$400
$200
$0
45.9
46.9
49.4
46.7
44.9
$194
$189
$191
$351
$391
$90
$116
$122
$259
$266
$104
$73
$69
$92
$125
50
40
30
20
10
0
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Refinance
Purchase
Average charged guaranty fee on new single-family conventional acquisitions, net of TCCA (bps)[4]

Single-Family Conventional Guaranty Book of Business[2]



UPB
(Dollars in billions)
$4,000
$3,000
$2,000
$1,000
$0
43.5
43.6
43.8
44.2
44.4
$2,924
$2,946
$2,964
$3,014
$3,086
50
40
30
20
10
0
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Average UPB outstanding of single-family conventional guaranty book
Average charged guaranty fee on single-family conventional guaranty book, net of TCCA (bps)[4]

New Single-Family Mortgage-Related Securities Share of Issuances Q3 2020



Private-label securities 2%
Ginnie Mae 23%
Fannie Mae 41%
Freddie Mac 34%

Key Highlights

- The average single-family conventional guaranty book of business during the third quarter of 2020 increased from the second quarter of 2020 by approximately $72 billion to $3.1 trillion.
- Single-family serious delinquency rate increased to 3.20% as of September 30, 2020 from 2.65% as of June 30, 2020, as a result of the large number of loans in COVID-19-related forbearances becoming seriously delinquent. The single-family serious delinquency rate excluding loans in forbearance was 0.65% as of September 30, 2020.
- As of September 30, 2020, 4.1% of Fannie Mae's single-family guaranty book of business based on loan count was in forbearance, the vast majority of which was related to COVID-19, compared to 5.7% as of June 30, 2020. As of September 30, 2020, 20% of the loans in forbearance were still current.

© 2020 Fannie Mae

Q3 2020 Financial Supplement 14

Credit Characteristics of Single-Family Conventional Loan Acquisitions

Credit Characteristics of Single-Family Conventional Loans by Acquisition Period

Categories are not mutually exclusive	Q3 2019	Q4 2019	Full Year 2019	Q1 2020	Q2 2020	Q3 2020
Total UPB (Dollars in billions)	$194.3	$188.5	$595.9	$190.5	$351.3	**$391.4**
Weighted Average OLTV Ratio	77%	74%	76%	74%	72%	**71%**
OLTV Ratio > 95%	7%	4%	7%	3%	3%	**3%**
Weighted-Average FICO® Credit Score[6]	751	753	749	753	759	**762**
FICO Credit Score < 680[6]	6%	6%	7%	6%	4%	**4%**
DTI Ratio > 43%[29]	26%	25%	28%	25%	20%	**19%**
Fixed-rate	100%	99%	99%	99%	100%	**100%**
Owner Occupied	93%	92%	92%	92%	93%	**92%**
HomeReady®[30]	7%	4%	7%	3%	2%	**2%**

Q3 YTD 2020 Acquisition Credit Profile by Certain Loan Features

	OLTV Ratio >95%	HomeReady®[30]	FICO Credit Score < 680[6]	DTI Ratio > 43%[29]
Total UPB (Dollars in billions)	$26.4	$22.7	$40.7	$194.3
Weighted Average OLTV Ratio	97%	88%	72%	74%
OLTV Ratio > 95%	100%	33%	0%	3%
Weighted-Average FICO® Credit Score[6]	748	746	658	749
FICO Credit Score < 680[6]	0%	6%	100%	5%
DTI Ratio > 43%[29]	19%	37%	25%	100%
Fixed-rate	100%	99%	100%	100%
Owner Occupied	100%	100%	96%	91%
HomeReady®[30]	28%	100%	3%	4%

Origination Loan-to-Value Ratio



Weighted-Average OLTV Ratio
Origination LTV > 95%
100%
80%
60%
40%
20%
0%
25%
20%
15%
10%
5%
0%
74%
75%
77%
76%
72%
2.8%
4.9%
7.5%
6.6%
3.0%
2016
2017
2018
2019
Q3 YTD 2020
% OLTV > 95%
Weighted-Average OLTV Ratio

FICO Credit Score[6]



Weighted Average FICO Credit Score
% FICO Credit Score < 680
750
500
250
0
25%
20%
15%
10%
5%
0%
750
745
743
749
759
8.7%
10.6%
11.2%
7.3%
4.0%
2016
2017
2018
2019
Q3 YTD 2020
% FICO Credit Score < 680
Weighted-Average FICO Credit Score

Acquisitions by Loan Purpose



Share of Acquisitions
100%
75%
50%
25%
0%
19%
33%
44%
22%
20%
56%
22%
12%
65%
20%
28%
52%
19%
50%
31%
2016
2017
2018
2019
Q3 YTD 2020
Refi Plus[31] including HARP
Cash-out Refinance
Other Refinance
Purchase

© 2020 Fannie Mae

Q3 2020 Financial Supplement 15

Credit Characteristics of Single-Family Conventional Guaranty Book of Business

Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year and Loan Features[(2)(32)]

As of September 30, 2020

Categories are not mutually exclusive	Overall Book	Origination Year: 2004 & Earlier	2005-2008	2009-2016	2017	2018	2019	2020	Certain Loan Features: OLTV Ratio > 95%	Home-Ready®[(30)]	FICO Credit Score < 680[(6)]	Refi Plus Including HARP[(31)]	DTI Ratio > 43%[(29)]
Total UPB (Dollars in billions)	$3,120.3	$55.4	$89.6	$1,247.9	$258.7	$208.8	$426.0	$833.9	$188.8	$89.5	$295.3	$234.4	$715.6
Average UPB	$181,361	$67,196	$115,064	$149,247	$189,835	$193,903	$238,279	$276,753	$160,107	$179,139	$142,863	$121,230	$193,581
Share of Single-Family Conventional Guaranty Book	100%	2%	3%	40%	8%	7%	13%	27%	6%	3%	10%	8%	24%
Loans in Forbearance by UPB	4.7%	8.2%	13.1%	4.6%	6.9%	9.0%	6.3%	1.1%	7.5%	7.5%	11.7%	6.2%	8.2%
Share of Loans with Credit Enhancement[(33)]	45%	6%	15%	48%	68%	76%	55%	26%	77%	88%	43%	44%	48%
Serious Delinquency Rate[(8)]	3.20%	5.81%	9.84%	2.76%	4.20%	5.44%	3.61%	0.53%	5.47%	4.73%	8.28%	3.76%	5.40%
Weighted-Average OLTV Ratio	74%	74%	76%	75%	76%	78%	76%	72%	106%	89%	77%	86%	76%
OLTV Ratio > 95%	6%	6%	10%	7%	6%	10%	7%	3%	100%	39%	11%	30%	8%
Amortized OLTV Ratio[(34)]	67%	48%	62%	60%	69%	74%	74%	71%	95%	86%	69%	68%	69%
Weighted-Average Mark-to-Market LTV Ratio[(5)]	57%	33%	54%	44%	59%	66%	70%	70%	74%	79%	57%	46%	60%
Weighted-Average FICO Credit Score[(6)]	749	700	695	751	743	737	748	759	727	738	648	728	736
FICO Credit Score < 680[(6)]	10%	36%	39%	9%	12%	14%	8%	4%	17%	11%	100%	22%	14%

Mark-to-Market Loan-to-Value (MTMLTV) Ratio[(5)]



Weighted Average MTMLTV
70%
60%
50%
40%
30%
20%
10%
0%
60%
58%
57%
57%
57%
1.9%
1.0%
0.5%
0.3%
0.1%
2016
2017
2018
2019
Q3 YTD 2020
10%
7.5%
5%
2.5%
0%
% MTMLTV >100%
% MTMLTV > 100%
Weighted-Average MTMLTV

FICO Credit Score[(6)]



Weighted Average FICO Credit Score
750
500
250
0
745
745
746
746
749
12.2%
11.8%
11.4%
10.5%
9.5%
2016
2017
2018
2019
Q3 YTD 2020
25%
20%
15%
10%
5%
0%
FICO Credit Score < 680
% FICO Credit Score < 680
Weighted-Average FICO Credit Score

SDQ Rate by Vintage[(8)] as of September 30, 2020



% of UPB in Conventional Guaranty Book of Business
100%
75%
50%
25%
0%
100.00%
3.20%
5.81%
1.78%
9.84%
2.87%
95.35%
2.74%
Total
2004 and Prior
2005-2008
2009-2020
10%
5%
0%
SDQ Rate
SDQ Rate
% of UPB in Conventional Guaranty Book of Business by Origination Year

© 2020 Fannie Mae

Q3 2020 Financial Supplement 16

Single-Family Credit Risk Transfer

Single-Family Credit Risk Transfer



$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
UPB
(Dollars in billions)
41%
46%
46%
40%
35%
$1,213
$1,341
$1,371
$1,224
$1,067
40%
20%
0%
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
% Single-family conventional guaranty book in a CRT transaction
Outstanding UPB of single-family loans in a CRT transaction(7)

Single-Family Loans with Credit Enhancement

Credit Enhancement Outstanding UPB (dollars in billions)	2018 Outstanding UPB	2018 % of Book[35] Outstanding	2019 Outstanding UPB	2019 % of Book[35] Outstanding	Q3 YTD 2020 Outstanding UPB	Q3 YTD 2020 % of Book[35] Outstanding
Primary mortgage insurance & other[36]	$618	21%	$653	22%	**$674**	**21%**
Connecticut Avenue Securities[37]	$798	27%	$919	31%	**$708**	**23%**
Credit Insurance Risk Transfer[7]	$243	8%	$275	10%	**$246**	**8%**
Lender risk-sharing[37]	$102	4%	$147	5%	**$113**	**4%**
(Less: loans covered by multiple credit enhancements)	($394)	(13)%	($438)	(15)%	**($338)**	**(11)%**
Total single-family loans with credit enhancement	$1,367	47%	$1,556	53%	**$1,403**	**45%**

Single-Family Credit Risk Transfer Issuance



$600
$400
$200
$0
UPB
(Dollars in billions)
$233
$222
$239
$189
$40
$331
$15
$240
$76
$410
$44
$265
$102
$338
$45
$206
$86
$445
$73
$290
$82
$133
$14
$58
$61
2014
2015
2016
2017
2018
2019
Q3 YTD 2020
Lender risk-sharing
Connecticut Avenue Securities
Credit Insurance Risk Transfer

© 2020 Fannie Mae

Q3 2020 Financial Supplement 17

Single-Family Conventional Guaranty Book of Business in Forbearance

Credit Characteristics of Single-Family Loans in Forbearance[39]

As of September 30, 2020

Categories are not mutually exclusive	**Total**	Origination Year: 2004 & Earlier	2005-2008	2009-2016	2017	2018	2019	2020
Total UPB (Dollars in billions)	**$145.3**	$4.5	$11.9	$56.9	$17.8	$18.7	$26.7	$8.8
Average UPB	**$206,547**	$95,766	$164,122	$187,095	$228,585	$236,353	$280,977	$314,339
Share of Single-Family Conventional Guaranty Book based on Loan Count	**4.1%**	0.3%	0.4%	1.6%	0.5%	0.5%	0.6%	0.2%
Share of Single-Family Conventional Guaranty Book based on UPB[40]	**4.7%**	0.1%	0.4%	1.8%	0.6%	0.6%	0.9%	0.3%
MTMLTV Ratio >80% without Mortgage Insurance	**16.6%**	0.1%	1.4%	1.0%	1.0%	3.7%	7.1%	2.3%
DTI Ratio > 43%[29]	**40.5%**	1.0%	3.6%	13.5%	4.9%	6.9%	8.2%	2.4%
FICO Score < 680[6]	**23.7%**	1.5%	3.7%	8.3%	3.0%	3.4%	3.1%	0.7%
OLTV Ratio >95%	**9.7%**	0.3%	0.8%	3.8%	1.0%	1.6%	1.9%	0.3%

Delinquency Status of Loans in Forbearance as of September 30, 2020[13]



UPB
(Dollars in billions)
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
500K
400K
300K
200K
100K
0K
Number of Loans (in thousands)
142K
$27.5
60K
$11.6
57K
$11.2
444K
$95.0
Current
30 to 59 days delinquent
60 to 89 days delinquent
90+ days delinquent

Single-Family Loan Forbearance Exits



6.4%
16.7%
23.5%
1.2%
1.5%
50.7%
537,932 Loans Exited Forbearance in 2020
Payment Deferral
Reinstated
Other[55]
Repayment Plan
Liquidations
Modification[15]

© 2020 Fannie Mae

Q3 2020 Financial Supplement 18

DRAFT Single-Family Problem Loan Statistics Single-Family Serious Delinquency Rate by State as of September 30, 2020(8) Top 10 States by UPB Serious Average Delinquency Months to (41) State Rate(8) Foreclosure CA 3.04% 21 TX 3.67% 18 FL 4.76% 39 NY 5.39% 61 WA 2.22% 42 IL 3.46% 19 NJ 5.31% 30 CO 2.15% 11 VA 2.81% 16 PA 3.19% 23 State SDQ Rate: 1.01% to 2.00% 2.01% to 3.00% 3.01% and above Single-Family Loan Workouts Single-Family REO Ending Inventory $70 179.8K 200K 40 Nu mber of Loan Workouts $60 38 150K (i n thousands) 30 $50 118.1K 103.5K $40 100.6K $37.9 26 100K 20 UP B $30 20 56.3K 18 $17.5 $19.0 $20 $16.7 10 (U nits in thousands) (D ollars in billions) 37.6 50K RE O Ending Inventory $3.1 $2.1 $9.3 10 $10 $14.4 $14.6 $17.9 $8.6 0 $0 0K 2016 2017 2018 2019 Q3 YTD 2016 2017 2018 2019 Q3 YTD 2020 2020 Foreclosure Alternatives(42) Total Loan Workouts Home Retention Solutions(43) © 2020 Fannie Mae Q3 2020 Financial Supplement 19

Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business

% of Single-Family Conventional Guaranty Book of Business[35]

Certain Product Features Categories are not mutually exclusive	2016	2017	2018	2019	Q3 YTD 2020
Credit losses by period (Dollars in millions)	$3,338	$2,963	$2,457	$1,719	**$505**
Alt-A[45]	3.1%	2.5%	1.9%	1.5%	**1.2%**
Interest-only	1.7%	1.2%	0.8%	0.5%	**0.4%**
Origination LTV Ratio >95%	6.9%	6.6%	6.8%	6.9%	**6.1%**
FICO Credit Score < 680 and OLTV Ratio > 95%[6]	1.7%	1.6%	1.4%	1.3%	**1.0%**
FICO Credit Score < 680[6]	12.2%	11.8%	11.4%	10.5%	**9.5%**
Refi Plus including HARP	15.4%	13.2%	11.4%	9.5%	**7.5%**
Vintage	2016	2017	2018	2019	Q3 YTD 2020
2009 - 2020	87%	90%	92%	94%	**95%**
2005 - 2008	8%	6%	5%	4%	**3%**
2004 & Prior	5%	4%	3%	2%	**2%**

% of Single-Family Credit Losses[44] For the Period Ended

Certain Product Features	2016	2017	2018	2019	Q3 YTD 2020
Credit losses by period	100.0%	100.0%	100.0%	100.0%	**100.0%**
Alt-A[45]	24.9%	21.9%	22.4%	16.6%	**16.7%**
Interest-only	12.2%	15.7%	15.4%	11.5%	**10.1%**
Origination LTV Ratio >95%	15.2%	16.9%	14.9%	16.0%	**14.1%**
FICO Credit Score < 680 and OLTV Ratio > 95%[6]	8.1%	8.7%	8.7%	9.4%	**8.9%**
FICO Credit Score < 680[6]	48.7%	45.4%	46.3%	43.1%	**43.0%**
Refi Plus including HARP	14.0%	15.9%	13.2%	15.8%	**15.5%**
Vintage	2016	2017	2018	2019	Q3 YTD 2020
2009 - 2020	19%	23%	20%	27%	**30%**
2005 - 2008	65%	65%	66%	61%	**59%**
2004 & Prior	16%	12%	14%	12%	**11%**

% of Q3 YTD 2020 Single-Family Credit Losses by State[44][46]


$505M
54.4%
7.0%
7.8%
13.0%
9.2%
8.6%
All Other States
California
New York
Illinois
New Jersey
Florida

% of Single-Family Conventional Guaranty Book of Business by State as of September 30, 2020


$3.1T UPB
63.6%
19.0%
4.7%
3.4%
3.4%
5.9%
All Other States
California
New York
Illinois
New Jersey
Florida

© 2020 Fannie Mae

Q3 2020 Financial Supplement 20

DRAFT Single-Family Cumulative Default Rates Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year(47) 2007 16% 2006 14% 12% 10% 2005 8% 2008 6% Cu mulative Default Rate 2004 4% 2% 2012 2011 2010 2009 0% Yr 1 Yr 3 Yr 5 Yr 7 Yr 9 Yr 2 Yr 4 Yr 6 Yr 8 Yr 10 Yr 12 Yr 14 Yr 11 Yr 13 Yr 15 Yr 17 Yr 16 Time Since Beginning of Origination Year 2004 2005 2006 2007 2008 2009* 2010* 2011* 2012* 2013* 2014* 2015* 2016* 2017* 2018* 2019* 2020* * As of September 30, 2020, cumulative default rates on the loans originated in each individual year from 2009-2020 were less than 1% © 2020 Fannie Mae Q3 2020 Financial Supplement 21

DRAFT Multifamily Business © 2020 Fannie Mae

Multifamily Highlights

Q3 2020

$786M
Net interest income

$20M
Fee and other income

$(83)M
Fair value losses, net

$(48)M
Credit-related expense

$460M
Net income

Multifamily New Business Volume



UPB
(Dollars in billions)
$25
$20
$15
$10
$5
$0
$18.0
$18.1
$14.1
$19.6
$15.2
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020

Multifamily Guaranty Book of Business[3]



UPB
(Dollars in billions)
$400
$300
$200
$100
$0
80
70
60
50
40
30
20
10
0
71.9
71.8
71.9
72.3
73.3
$329.6
$338.8
$345.4
$357.8
$366.8
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Average charged guaranty fee on multifamily guaranty book of business, at end of period (bps)
UPB outstanding of multifamily guaranty book of business

Multifamily Credit Risk Transfer



UPB
(Dollars in billions)
$100
$75
$50
$25
$0
40%
35%
30%
25%
20%
15%
10%
$104.0
$103.2
$102.4
$84.0
$57.7
$66.9
$74.8
$74.1
$73.4
18%
25%
30%
29%
28%
$17.1
$29.2
$29.1
$29.0
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
% Multifamily guaranty book in a Multifamily CRT transaction
UPB outstanding of multifamily loans in a Multifamily CIRT transaction
UPB outstanding of multifamily loans in a Multifamily Connecticut Avenue Securities™ transaction

Key Highlights

- Multifamily guaranty book of business increased by approximately $9 billion during the third quarter of 2020 to $367 billion.
- Multifamily serious delinquency rate increased to 1.12% as of September 30, 2020 from 1.00% as of June 30, 2020 as a result of the large number of loans in COVID-19-related forbearances becoming seriously delinquent. The multifamily serious delinquency rate excluding loans in forbearance was 0.04% as of September 30, 2020.
- As of September 30, 2020, based on unpaid principal balance, 1.3% of Fannie Mae's multifamily guaranty book of business received a forbearance plan, primarily as a result of the COVID-19 pandemic. Approximately half of those loans measured by unpaid principal balance are currently in a repayment plan, and 0.5% of the book, or $1.7 billion, is still in active forbearance.

© 2020 Fannie Mae

Q3 2020 Financial Supplement 23

Credit Characteristics of Multifamily Loan Acquisitions

Credit Characteristics of Multifamily Loans by Acquisition Period(3)

Categories are not mutually exclusive	2016	2017	2018	2019	Q3 YTD 2020
Total UPB (Dollars in billions)	$55.3	$67.1	$65.4	$70.2	**$48.9**
Weighted Average OLTV Ratio	68%	67%	65%	66%	**64%**
Loan Count	3,335	3,861	3,723	4,113	**3,303**
% Lender Recourse(48)	99%	100%	100%	100%	**99%**
% DUS(49)	99%	98%	99%	100%	**99%**
% Full Interest-Only	23%	26%	33%	33%	**39%**
Weighted Average OLTV Ratio on Full Interest-Only Acquisitions	57%	58%	58%	59%	**58%**
Weighted Average OLTV Ratio on Non-Full Interest-Only Acquisitions	71%	70%	68%	69%	**68%**
% Partial Interest-Only(50)	60%	57%	53%	56%	**48%**

Origination Loan-to-Value Ratio(3)


Share of Acquisitions
100%
80%
60%
40%
20%
0%
53%
47%
59%
41%
68%
32%
66%
33%
73%
26%
2016
2017
2018
2019
Q3 YTD 2020
% Origination LTV less than or equal to 70%
% Origination LTV greater than 70% and less than or equal to 80%
% Origination LTV greater than 80%

Top 10 MSAs by Q3 YTD 2020 Acquisition UPB(3)


Share of Acquisitions: 38%
Total UPB: $18.6B
$3.5B
$3.1B
$2.6B
$1.6B
$1.4B
$1.3B
$1.3B
$1.3B
$1.3B
$1.2B
Washington, D.C.
New York
Los Angeles
Dallas
Seattle
San Jose
Phoenix
Denver
San Francisco
Atlanta

Acquisitions by Note Type(3)


Share of Acquisitions
100%
80%
60%
40%
20%
0%
24%
76%
20%
80%
11%
89%
7%
93%
6%
94%
2016
2017
2018
2019
Q3 YTD 2020
Variable-rate
Fixed-rate

© 2020 Fannie Mae

Q3 2020 Financial Supplement 24

Credit Characteristics of Multifamily Guaranty Book of Business

Credit Characteristics of Multifamily Guaranty Book of Business by Acquisition Year, Asset Class, or Targeted Affordable Segment[3]

As of September 30, 2020

Categories are not mutually exclusive	Overall Book	Acquisition Year: 2004 & Earlier	2005-2008	2009-2016	2017	2018	2019	2020	Asset Class or Targeted Affordable Segment: Conventional /Co-op[51]	Seniors Housing[51]	Student Housing[51]	Manufactured Housing[51]	Privately Owned with Subsidy[52]
Total UPB (Dollars in billions)	$366.8	$3.8	$5.7	$117.3	$58.6	$62.7	$69.8	$48.9	$319.7	$17.3	$14.4	$15.4	$36.5
% of Multifamily Book	100%	1%	2%	32%	16%	17%	19%	13%	87%	5%	4%	4%	10%
Loan Count	27,928	691	2,962	10,091	3,268	3,527	4,086	3,303	25,205	690	683	1,350	3,591
Average UPB (Dollars in millions)	$13.1	$5.5	$1.9	$11.6	$17.9	$17.8	$17.1	$14.8	$12.7	$25.0	$21.0	$11.4	$10.2
Loans in Forbearance by UPB[38]	0.5%	0.1%	0.5%	0.4%	1.6%	0.1%	0.2%	0.0%	0.2%	3.4%	2.7%	0.0%	0.1%
Weighted Average OLTV Ratio	66%	72%	66%	67%	67%	65%	66%	64%	66%	66%	67%	66%	69%
Weighted Average DSCR[10]	2.0	3.1	2.4	2.0	2.0	1.8	1.9	2.2	2.0	1.8	1.8	2.0	2.1
% Fixed rate	90%	11%	42%	91%	87%	91%	93%	94%	91%	64%	86%	92%	77%
% Full Interest-Only	29%	33%	25%	21%	29%	34%	33%	39%	31%	12%	24%	23%	20%
% Partial Interest-Only[50]	51%	8%	23%	49%	56%	53%	56%	48%	50%	56%	66%	57%	41%
% Small Balance Loans[53]	46%	74%	92%	50%	31%	28%	35%	37%	47%	14%	26%	51%	54%
% DUS[3]	99%	97%	85%	99%	98%	100%	100%	99%	99%	98%	100%	100%	98%
Serious Delinquency Rate[11]	1.12%	0.10%	0.92%	1.55%	2.67%	0.59%	0.38%	0.10%	0.56%	10.85%	3.06%	0.00%	0.27%

UPB by Maturity Year[3]



$0.6B
$6.5B
$12.6B
$15.3B
$18.8B
Total UPB:
$366.8B
$313.0B
2020
2021
2022
2023
2024
Other

Top 10 MSAs by UPB[3]



$9.1B
$9.4B
$31.4B
$9.6B
Share of Book of Business:
40%
Total Top 10 UPB:
$146.5B
$9.7B
$10.9B
$22.7B
$11.0B
$16.1B
$16.6B
New York
Los Angeles
Dallas
Washington, D.C.
Houston
Atlanta
Phoenix
Seattle
San Francisco
Chicago

Top 5 MSAs by Forbearance UPB[38]



$76M
$82M
Share of Forbearance:
33%
Total Top 5 Forbearance UPB:
$0.6B
$226M
$87M
$91M
New York
Houston
Dallas
Philadelphia
Cleveland

© 2020 Fannie Mae

Q3 2020 Financial Supplement 25

DRAFT Multifamily Serious Delinquency Rates and Credit Losses DUS/Non-DUS Cumulative Credit Loss Rates by Acquisition Year Through Q3 YTD 2020(49)(54) 2% 1.5% 1.4% 1.1% 1.1% 1.1% 0.9% 1% 0.9% 0.8% 0.7% Cr edit Loss Rate 0.5% 0.5% 0.3% 0.2% 0.3% 0.3% 0.2% 0.2% 0.1% 0.1% 0.1% 0.1% 0.1% —% —% —% —% —% —% —% —% —% 0% 2005 2006 2007 2008 2009 2010 —% 20—%11 2012 2013 2014 2015 - 2019 Q3 YTD 2020 DUS Credit Loss Rate Multifamily Total Credit Loss Rate Non-DUS Credit Loss Rate (11)(49) Multifamily Loan Forbearance Serious Delinquency Rates (16) Status 1.36% 1.4% 1.7% 1.20% 1.2% 5.5% 1.12% 9.6% 1.0% 34.3% 0.92% 0.8% 0.71% $5.0B UPB 0.63% in Forbearance 0.59% 0.6% in 2020 0.44% 0.55% 0.39% 0.56% 0.4% 0.30% 0.50% Se rious Delinquency Rate 0.34% 0.24% 0.21% 0.21% 48.9% 0.24% 0.24% 0.15% 0.2% 0.18% 0.10% 0.11% 0.05% 0.07% 0.05% 0.06% 0.07% 0.04% 0.0% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q3 (17) Defaulted(18) Liquidations 2020 Active Forbearance (19) DUS Serious Delinquency Rate Multifamily Total Serious Delinquency Rate Non-DUS Serious Delinquency Rate Reinstated Repayment Plan © 2020 Fannie Mae Q3 2020 Financial Supplement 26

DRAFT Endnotes © 2020 Fannie Mae

DRAFT Endnotes (1) Prior period amounts have been adjusted to reflect the current year change in presentation related to yield maintenance fees. As of January 1, 2020, all yield maintenance fees have been reported in interest income. For consolidated loans, the portion of the fee passed through to the holders of the trust certificates are classified as interest expense. (2) Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae; (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized; and (c) other credit enhancements that Fannie Mae provided on single- family mortgage assets, such as long-term standby commitments. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies. (3) The multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Data reflects the latest available information as of September 30, 2020. (4) Represents the sum of the average guaranty fee rate for the company's single-family conventional guaranty arrangements during the period plus the recognition of any upfront cash payments relating to these guaranty arrangements over an estimated average life at the time of acquisition. Excludes the impact of a 10 basis point guaranty fee increase implemented pursuant to the TCCA, the incremental revenue from which is remitted to Treasury and not retained by the company. (5) The average estimated mark-to-market LTV ratio is based on the unpaid principal balance of the loan divided by the estimated current value of the property at period end, which the company calculates using an internal valuation model that estimates periodic changes in home value. Excludes loans for which this information is not readily available. (6) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. (7) Includes mortgage pool insurance transactions covering loans with an unpaid principal balance of approximately $7 billion at issuance and approximately $2.5 billion outstanding as of September 30, 2020. (8) Single-family “serious delinquency rate" refers to single-family conventional loans that are 90 days or more past due or in the foreclosure process in the applicable origination year, product feature, or state, divided by the number of loans in the single-family conventional guaranty book of business in that origination year, product feature, or state. Loans in forbearance are reported as delinquent according to the contractual terms of the loans. (9) Basis points are calculated based on the amount of write-offs, recoveries and foreclosed property expenses annualized divided by the average single-family conventional guaranty book of business during the period. (10) Weighted average debt service coverage ratio, or DSCR, is calculated using the most recent property financial operating statements. When operating statement information is not available, the DSCR at the time of acquisition is used. If both are unavailable, the underwritten DSCR is used. Although the company uses the most recently available results from our multifamily borrowers, there is a lag in reporting, which typically can range from three to six months, but in some cases may be longer. Accordingly, the financial information we have received from borrowers may only reflect the initial impact of COVID-19. Co-op loans are excluded from this metric. (11) Multifamily loans are classified as seriously delinquent when payment is 60 days or more past due. (12) Credit loss (benefit) ratio, net represents the annualized net credit loss or benefit for the period divided by the average unpaid principal balance of the multifamily guaranty book of business for the period. Net credit benefits are the result of recoveries on previously charged-off amounts. Net credit losses include expected benefit of freestanding credit enhancements, primarily multifamily DUS lender-risk sharing transactions. (13) Pursuant to the Coronavirus Aid, Relief, and Economic Security Act (the "CARES Act"), for purposes of reporting to the credit bureaus, servicers must report a borrower receiving a COVID-19-related payment accommodation, such as a forbearance plan or loan modification, as current if the borrower was current prior to receiving the accommodation and the borrower makes all required payments in accordance with the accommodation. For purposes of the company's disclosures regarding delinquency status, loans receiving COVID-19-related payment forbearance are reported as delinquent according to the contractual terms of the loan. © 2020 Fannie Mae Q3 2020 Financial Supplement 28 .

DRAFT Endnotes (14) As a part of the company's relief programs and pursuant to the CARES Act, it is providing payment forbearance for up to 12 months to borrowers experiencing a COVID-19- related financial hardship. The company estimates that, through September 30, 2020, approximately 7.3% of the single-family loans, based on loan count, in the single- family conventional guaranty book of business as of March 31, 2020 have been in a COVID-19-related forbearance at some point in time. (15) Includes loans that are in trial modifications. (16) The table displays the status as of current period end of the multifamily loans in the guaranty book of business as well as loans that had liquidated prior to period end that have received a forbearance. Since the COVID-19 pandemic was declared a national emergency in March 2020, Fannie Mae has broadly offered forbearance to affected multifamily borrowers. Nearly all of our multifamily loans in forbearance were associated with a COVID-19-related financial hardship. (17) Includes loans that are in the process of extending their forbearance. (18) Includes loans that are no longer in forbearance and are not on a repayment plan. Loans in this population may proceed to other loss mitigation activities, such as foreclosure or modification. (19) Represents loans that are no longer in forbearance but are current according to the original terms of the loan. (20) Guaranty fee income includes the impact of a 10 basis point guaranty fee increase implemented in 2012 pursuant to the Temporary Payroll Tax Cut Continuation Act of 2011, the incremental revenue from which is remitted to Treasury and not retained by the company. (21) Includes interest income from assets held in the company’s retained mortgage portfolio and other investments portfolio, as well as other assets used to generate lender liquidity. Also includes interest expense on the company’s outstanding corporate debt and Connecticut Avenue Securities® debt. (22) Reflects the company's aggregate indebtedness measured in unpaid principal balance and excludes effects of debt basis adjustments and debt of consolidated trusts at the end of each period presented. (23) Cash equivalents are comprised of overnight repurchase agreements and U.S. Treasuries that have a maturity at the date of acquisition of three months or less. (24) Refers to the U.S. weekly average fixed-rate mortgage rate according to Freddie Mac's Primary Mortgage Market Survey®. These rates are reported using the latest available data for a given period. (25) U.S. Gross Domestic Product ("GDP") annual growth (decline) rate for periods prior to Q3 YTD 2020 are based on the quarterly series calculated by the Bureau of Economic Analysis and are subject to revision. GDP growth (decline) rate for Q3 YTD 2020 is based on Fannie Mae’s forecast. (26) Home price estimates are based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of September 2020. Including subsequent data may lead to materially different results. Home price growth rate is not seasonally adjusted. UPB estimates are based on data available through the end of September 2020, and the top 10 states are reported by UPB in descending order. One year home price growth rate is for the 12 month period ending September 30, 2020. (27) Aggregate amount of dividends Fannie Mae has paid to Treasury on the senior preferred stock from 2008 through September 30, 2020. Under the terms of the senior preferred stock purchase agreement, dividend payments made to Treasury do not offset prior draws of funds from Treasury. (28) Aggregate amount of funds the company has drawn from Treasury pursuant to the senior preferred stock purchase agreement from 2008 through September 30, 2020. (29) Excludes loans for which this information is not readily available. From time to time, the company revises its guidelines for determining a borrower’s DTI ratio. The amount of income reported by a borrower and used to qualify for a mortgage may not represent the borrower’s total income; therefore, the DTI ratios reported may be higher than borrowers' actual DTI ratios. © 2020 Fannie Mae Q3 2020 Financial Supplement 29

DRAFT Endnotes (30) Refers to HomeReady® mortgage loans, a low down payment mortgage product offered by the company that is designed for creditworthy low-income borrowers. HomeReady allows up to 97% loan-to-value ratio financing for home purchases. The company offers additional low down payment mortgage products that are not HomeReady loans; therefore, this category is not representative of all high LTV single-family loans acquired or in the single-family conventional guaranty book of business for the periods shown. See the “OLTV Ratio > 95%” category for information on the single-family loans acquired or in the single-family conventional guaranty book of business with origination LTV ratios greater than 95%. (31) "Refi Plus" refers to loans acquired under Fannie Mae's Refi Plus initiative, which offered refinancing flexibility to eligible Fannie Mae borrowers who were current on their loans and who applied prior to the initiative’s December 31, 2018 sunset date. Refi Plus had no limits on maximum LTV ratio and provided mortgage insurance flexibilities for loans with LTV ratios greater than 80%. (32) Calculated based on the aggregate unpaid principal balance of single-family loans for each category divided by the aggregate unpaid principal balance of loans in the single-family conventional guaranty book of business. Loans with multiple product features are included in all applicable categories. (33) Percentage of loans in the single-family conventional guaranty book of business, measured by unpaid principal balance, included in an agreement used to reduce credit risk by requiring collateral, letters of credit, mortgage insurance, corporate guarantees, inclusion in a credit risk transfer transaction reference pool, or other agreement that provides for our compensation to some degree in the event of a financial loss relating to the loan. (34) Amortized origination loan-to-value ratio is calculated based on the current UPB of a loan at period end, divided by the home price at origination of the loan. (35) Based on the unpaid principal balance of the single-family conventional guaranty book of business as of period end. (36) Refers to loans included in an agreement used to reduce credit risk by requiring primary mortgage insurance, collateral, letters of credit, corporate guarantees, or other agreements to provide an entity with some assurance that it will be compensated to some degree in the event of a financial loss. Excludes loans covered by credit risk transfer transactions unless such loans are also covered by primary mortgage insurance. (37) Outstanding unpaid principal balance represents the underlying loan balance, which is different from the reference pool balance for CAS and some lender risk-sharing transactions. (38) Includes multifamily loans that are in an active forbearance as of September 30, 2020. (39) Calculated based on the unpaid principal balance of loans in forbearance with the specific credit characteristic and vintage divided by the total unpaid principal balance of loans in forbearance in that origination year at period end. (40) Share of Single-Family Conventional Guaranty Book based on UPB was calculated based upon the unpaid principal balance of loans in forbearance by vintage divided by the total unpaid principal balance of the single-family conventional guaranty book of business at period end. (41) Measured from the borrowers’ last paid installment on their mortgages to when the related properties were added to our REO inventory for foreclosures completed during the nine months ended September 30, 2020. Home Equity Conversion Mortgages insured by the Department of Housing and Urban Development are excluded from this calculation. (42) Consists of (a) short sales, in which the borrower, working with the servicer and Fannie Mae, sells the home prior to foreclosure for less than the amount owed to pay off the loan, accrued interest and other expenses from the sale proceeds and (b) deeds-in-lieu of foreclosure, which involve the borrower’s voluntarily signing over title to the property. (43) Consists of loan modifications and completed repayment plans and forbearances. Repayment plans reflect only those plans associated with loans that were 60 days or more delinquent. Forbearances reflect only completed forbearance arrangements that involve loans that were 90 days or more delinquent. Excludes trial modifications, loans to certain borrowers who have received bankruptcy relief that are classified as troubled debt restructurings, and repayment and forbearance plans that have been initiated but not completed. © 2020 Fannie Mae Q3 2020 Financial Supplement 30

DRAFT Endnotes (44) Credit losses consist of (a) charge-offs net of recoveries and (b) foreclosed property expense (income). Percentages exclude the impact of recoveries that have not been allocated to specific loans. (45) For a description of our Alt-A loan classification criteria, refer to the glossary in Fannie Mae’s 2019 Form 10-K. The company discontinued the purchase of newly originated Alt-A loans in 2009, except for those that represent the refinancing of a loan acquired prior to 2009, which has resulted in the acquisitions of Alt-A mortgage loans remaining low and the percentage of the book of business attributable to Alt-A to continue to decrease over time. (46) Total amount of single-family credit losses includes those not directly associated with specific loans. Single-family credit losses by state exclude the impact of recoveries that have not been allocated to specific loans. Presents the five states with the highest credit losses for the applicable period among the company's top ten states by percentage of outstanding single-family conventional guaranty book of business. (47) Defaults include loan foreclosures, short sales, sales to third parties at the time of foreclosure and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. Data as of September 30, 2020 is not necessarily indicative of the ultimate performance of the loans and performance is likely to change, perhaps materially, in future periods. (48) Represents the percentage of loans with lender risk-sharing agreements in place, measured by unpaid principal balance. (49) Under the Delegated Underwriting and Servicing (DUS) program, Fannie Mae acquires individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generally share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without a pre-review by the company. (50) Includes any loan that was underwritten with an interest-only term less than the term of the loan, regardless of whether it is currently in its interest-only period. (51) See https://www.fanniemae.com/multifamily/products for definitions. Loans with multiple product features are included in all applicable categories. (52) The Multifamily Affordable Business Channel focuses on financing properties that are under an agreement that provides long-term affordability, such as properties with rent subsidies or income restrictions. (53) In Q1 2019, the DUS program updated the definition of small multifamily loans to any loan with an original unpaid balance of up to $6 million nationwide. The updated definition has been applied to all loans in the current multifamily guaranty book of business, including loans that were acquired under the previous small loan definition. (54) Cumulative net credit loss rate is the cumulative net credit losses (gains) through September 30, 2020 on the multifamily loans that were acquired in the applicable period, as a percentage of the total acquired unpaid principal balance of multifamily loans in the applicable period. Net credit losses include expected benefit of freestanding credit enhancements, primarily multifamily DUS lender-risk sharing transactions. (55) Includes loans that were delinquent upon the expiration of the forbearance arrangement and did not enter into a modification or other loan workout. © 2020 Fannie Mae Q3 2020 Financial Supplement 31